UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant To Section 13 or 15(D) of the Securities Exchange Act of 1934

January 19, 2007

Date of report (Date of earliest event reported)

VCG HOLDING CORP.

(Exact Name of Registrant as Specified in its Charter)

Colorado	001-32208	84-1157022
(State of Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification)

390 Union Blvd, Suite 540, Lakewood, CO 80228

(Address of principal executive offices, including zip code)

(303) 934-2424

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2—Financial Information

Item 2.01	Completion of Acquisition or Disposition of Assets

This Current Report on Form 8-K/A of VCG Holding Corp., a Colorado corporation (the “Company”) constitutes Amendment No. 1 to the Company’s Current Report on Form 8-K (the “Original 8-K”) which was filed with the Securities and Exchange Commission on January 23, 2007 in connection with a certain acquisition by the Company. The Original 8-K did not include the financial statements and pro forma financial information of the business acquired. This Amendment No. 1 is filed to provide the financial statements of business acquired required by Item 9.01(a) pro forma financial information required by Item 9.01(b) of the Form 8-K.

Section 9. Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(a)	Financial statements of businesses acquired.

Filed herewith.

(b)	Pro forma financial information.

Filed herewith.

(d) Exhibit No.	Exhibit Title.

Exhibit 23.1	Consent of Ronald R. Chadwick PC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VCG HOLDING CORP.

Date: July 13, 2007	By:	/s/ Donald W. Prosser
	Name:	Donald W. Prosser
	Title:	Chief Financial and Accounting Officer

Item 9.01(a)

Kentucky Restaurant Concepts, Inc. and Affiliate

Financial Statements

For the years ended December 31, 2004, 2005, and 2006

with

Independent Registered Public Accounting Report

RONALD R. CHADWICK, P.C.

Certified Public Accountant

2851 South Parker Road, Suite 720

Aurora, Colorado 80014

Telephone (303)306-1967

Fax (303)306-1944

REPORT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

To The Shareholders

Kentucky Restaurant Concepts, Inc.

Louisville, KY

I have audited the accompanying combined balance sheets of Kentucky Restaurant Concepts, Inc. and affiliate as of December 31, 2004, 2005 and 2006, and the related combined statements of operations, stockholders’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the combined financial position of Kentucky Restaurant Concepts, Inc. and affiliate as of December 31, 2004, 2005 and 2006, and the combined results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Aurora, Colorado
July 12, 2007	RONALD R. CHADWICK, P.C.

Kentucky Restaurant Concepts, Inc. and Affiliate

Combined Balance Sheets

	December 31,
	2004	2005	2006
Current Assets
Cash & cash equivalents	$40,595	$58,426	$79,336
Other receivables	1,250	—	—
Prepaid expenses	10,953	10,953	12,838
Inventories	10,323	9,810	8,752

Total Current Assets	63,121	79,189	100,926

Equipment and Leasehold Improvements
Equipment	84,697	88,001	89,033
Furniture	92,720	92,225	92,225
Leasehold improvements	281,949	295,383	325,773
Less accumulated depreciation and amortization	(233,460)	(252,151)	(272,433)

Net equipment and leasehold improvements	225,906	223,458	234,598

Other Assets
Deposits	14,500	14,500	14,500

Total Other Assets	14,500	14,500	14,500

Total Assets	$303,527	$317,147	$350,024

Liabilities and Stockholders’ Equity
Current Liabilities
Accounts payable - trade	$10,340	$35,779	$35,038
Accrued expenses	19,345	21,732	72,157

Total current liabilities	29,685	57,512	107,195

Stockholders’ Equity	273,842	259,635	242,829

Total Liabilities and Stockholders’ Equity	$303,527	$317,147	$350,024

See notes to financial statements

Kentucky Restaurant Concepts, Inc. and Affiliate

Combined Statements of Operations

For the years ended December 31, 2004, 2005, and 2006

	December 31,
	2004	2005	2006
Revenues
Sales of alcoholic beverages	$710,054	$766,064	$752,444
Sales of Non-Alcohol	254,641	260,301	281,599
Service revenue	729,099	820,961	860,822
Other	466,608	807,937	911,074

Total Revenue	2,160,402	2,655,263	2,805,939

Operating Expenses
Cost of goods sold	179,817	183,689	196,301
Salaries and wages	420,860	449,347	458,868
Other general and administrative
Taxes and permits	49,938	48,327	45,633
Charge card and bank fees	11,883	15,189	17,820
Rent	114,700	109,800	107,860
Legal and professional	205,637	117,073	81,532
Advertising and marketing	107,452	122,581	124,810
Other	679,980	945,859	996,565
Depreciation and amortization	33,677	19,938	20,285

Total Operating Expenses	1,803,944	2,011,803	2,049,674

Income (loss) from operations	356,458	643,460	756,265

Other income (expenses)
Interest expense	—	—	(43)
Interest income	—	—	253
Gain (loss) on sale/disposition of assets	3,624	6,604	7,253
Other		—	—

Total Other Income (Expenses)	3,624	6,604	7,462

Income before income taxes	360,082	650,064	763,728
Income taxes expenses	—	—	52,245

Net income (loss)	$360,082	$650,064	$711,483

See notes to financial statements

Kentucky Restaurant Concepts, Inc. and Affiliate

Combined Statement of Stockholders’ Equity

For the years ended December 31, 2004, 2005, and 2006

Balance, December 31, 2003	$275,071
Distribution	(361,311)
Net income	360,082

Balance, December 31, 2004	273,842
Distribution	(664,271)
Net income	650,064

Balance, December 31, 2005	259,635
Distribution	(991,832)
Contribution	263,543
Net income	711,483

Balance, December 31, 2006	$242,829

See notes to financial statements

Kentucky Restaurant Concepts, Inc. and Affiliate

Combined Statements of Cash Flows

For the years ended December 31, 2004, 2005, and 2006

	December 31,
	2004	2005	2006
Net income (loss)	$360,082	$650,064	$711,483
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	33,677	19,938	20,285
(Increase) decrease in other receivables	355	(3,349)	4,599
(Increase) decrease in inventory	2,032	513	1,059
(Increase) decrease in prepaid expenses	(7,665)	—	(1,885)
(Gain) on sale of assets	(3,624)	(6,604)	(7,253)
Increase (decrease) in trade accounts payable	(10,639)	25,439	(742)
Increase (decrease) in accrued expenses	(9,414)	2,386	50,422
Increase (decrease) in income taxes payable	—	—	52,245

Net cash provided by operating activities	364,804	688,387	830,213

Investing Activities
Purchases of equipment and leasehold improvements	(26,115)	(24,092)	(90,922)
Proceeds from sale of assets	7,351	13,208	14,507

Net cash used by investing activities	(18,764)	(10,884)	(76,415)

Financing Activities
Distribution	(361,311)	(659,672)	(996,431)
Capital contribution	—	—	263,543

Net cash provided by financing activities	(361,311)	(659,672)	(732,888)

Net increase (decrease) in cash	(15,271)	17,831	20,910
Cash beginning of year	55,866	40,595	58,426

Cash end of year	$40,595	$58,426	$79,336

See notes to financial statements

Kentucky Restaurant Concepts, Inc. and Affiliate

Notes to Financial Statements

December 31, 2004, 2005, and 2006

1)	Organization

The Company formed as a Kentucky Corporation in October 1996. Kentucky Restaurant Concepts, Inc. and its affiliate, Restaurant Concepts of Kentucky, L.P. (collectively, the “Company”) owns and operates a nightclub which provides premium quality live adult entertainment, restaurant and beverage services in an up-scale environment to affluent patrons. The Company operates the nightclub in Louisville, Kentucky.

The Company has selected December 31 as its year end.

2)	Summary of Accounting Policies

Use of Estimates in the Preparation of Financial Statements

Preparation of the Company’s combined financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

Cash Equivalents

For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents.

Principles of Combination

The combined financial statements included the accounts of Kentucky Restaurant Concepts, Inc. and its affiliate. Significant inter-entity accounts and transactions have been eliminated in the combination.

Inventories

Inventories, consisting principally of liquor and food products, are stated at the lower of cost or market (first-in, first-out method).

Kentucky Restaurant Concepts, Inc. and Affiliate

Notes to Financial Statements (Continued)

December 31, 2004, 2005, and 2006

2)	Summary of Accounting Policies (Continued)

Property and Equipment

Property and equipment are stated at cost. Cost of property renovations or improvements are capitalized; costs of property maintenance and repairs are charged against operations as incurred. Depreciation and amortization is computed using the straight-line method over the estimated useful lives of the individual assets, as follows:

Leasehold improvements	2-5 years
Equipment	5-7 years

Revenue Recognition

The Company recognizes all revenues at point-of-sale upon receipt of cash, check or charge card sale.

Income Taxes

No income tax provision has been included in the financial statement since income or loss of the Partnership is required to be reported by the respective partners on their individual tax returns.

Advertising and Marketing

The advertising and marketing costs are expensed as incurred. The advertising and marketing costs are as follows; $107,952 for 2004; $122,581 for 2005; and $124,758 for 2006.

Goodwill

The Company adopted the Statement of Financial Accounting Standards (“SFAS”) No. 142 “Goodwill and other Intangible Assets” on January 1, 2002. Under the guidance of Statement 142, goodwill is no longer subject to amortization over its estimated useful life. Rather, goodwill will be subject to at least an annual assessment for impairment by applying a fair value base test. The adoption of this statement did not have a material effect on the financial position or results of operations of the Company, as no adjustment was needed at December 31, 2006.

Kentucky Restaurant Concepts, Inc. and Affiliate

Notes to Financial Statements (Continued)

December 31, 2004, 2005, and 2006

3)	Related Party Transaction

The Company rents its facility from Lowrie Management LLLP who is one of the owners of the entity. The following are the amounts of rent paid to Lowrie Management LLLP each year:

Year ended
December 31, 2006	$101,860
December 31, 2005	$103,800
December 31, 2004	$108,700

4)	Commitments

The Company has a lease on the facility (note 3). The future minimum lease commitment as of December 31, 2006 for this lease is as follows:

Year ended
December 31, 2007	$90,000
December 31, 2008	$90,000
December 31, 2009	$90,000
December 31, 2010	$90,000
December 31, 2011	$90,000
Thereafter	$525,000

5)	Legal

The Company is currently involved in a legal dispute with the City of Louisville, Ky over zoning regulations pertaining to adult entertainment. The matter is currently before the Kentucky Court of Appeals. The impact of an adverse court decision on the Company’s business is undetermined at the present time.

Item 9.01(b)

VCG Holding Corp

Unaudited Pro Forma Combined Information

Introduction

On January 1, 2007, the Company acquired 100% ownership in Kentucky Restaurant Concepts, Inc., a Kentucky Corporation, and 100% of a limited partnership Restaurant Concepts of Kentucky, LP. a Kentucky Limited Partnership. The acquisition of both Kentucky Restaurant Concepts, Inc. and Restaurant Concepts of Kentucky, LP were accounted for by the purchase method of accounting; therefore the operations have been included in the accompanying statements of operations since the date of acquisition. Under purchase accounting, the purchase price was allocated to the assets acquired based on their fair values. Consideration for the purchase was $4,392,000.

The unaudited pro forma combined financial statements do not purport to be indicative of the results that would actually have been obtained if the combinations had been in effect on the dates indicated, or that may be obtained in the future combined financial statements should be read in conjunction with the historical consolidated financial statements of VCG Holding Corp., together with the related notes thereto.

1

VCG Holding Corp.

Pro Forma Statements of Income

For the year ended December 31, 2006

	As reported	Consolidated Restaurants Limited, LLC	Denver Restaurant Concepts, LP	Kentucky Restaurant Concepts, Inc. & Affiliate	Combined		Pro Forma Adjustments	Pro Forma
Revenues
Sales of Alcoholic beverages	$6,849,528	$649,910	$1,943,423	$752,444	$10,195,305			$10,195,305
Sales of food and merchandise	945,340	66,079	89,960	281,599	1,382,978			1,382,978
Service revenue	3,618,038	311,900	922,522	860,822	5,713,282			5,713,282
Other	4,701,675	23,760	201,551	911,074	5,838,060	b	(805,262)	5,032,798

Total Revenue	16,114,581	1,051,649	3,157,456	2,805,939	23,129,625			22,324,363

Operating Expenses
Cost of goods sold	2,259,896	228,061	379,125	196,301	3,063,383			3,063,383
Salaries and wages	4,730,095	283,773	660,730	458,868	6,133,466	b	(675,549)	5,457,917
Other general and administrative
Taxes and permits	347,531	40,191	42,714	45,633	476,069			476,069
Charge card and bank fees	228,765	11,267	18,241	17,820	276,093			276,093
Rent	832,240	101,564	194,400	107,860	1,236,064			1,236,064
Legal and professional	403,220	11,623	50,817	81,532	547,192	b	(48,017)	499,175
Advertising and marketing	471,703	63,549	88,229	124,810	748,291			748,291
Other	2,899,999	186,810	484,156	996,565	4,567,530	b	(81,696)	4,485,834
Depreciation & amortization	664,399	22,950	53,344	20,285	760,978			760,978

Total Operating Expenses	12,837,848	949,788	1,971,756	2,049,674	17,809,066			17,003,804

Income from operations	3,276,733	101,861	1,185,700	756,265	5,320,559			5,320,559

Other income (expenses)
Interest expense	(1,494,658)	(17,639)	—	(43)	(1,512,340	) a	(512,500)	(2,024,840)
Interest income	17,638	—	395	253	18,286			18,286
Gain on sale of assets	44,184		—	7,253	51,437			51,437
Gain on sale of marketable securities	328	—	—	—	328			328
Bad debt on uncollectable note receivable	(24,538)	—	—	—	(24,538)			(24,538)

Total Other Income (Expenses)	(1,457,046)	(17,639)	395	7,463	(1,466,827)			(1,979,327)

Net income from continuing operations before income taxes	1,819,687	84,222	1,186,095	763,728	3,853,732			3,341,232

Income tax expense—current	—	—		52,245	52,245	d	117,255	169,500
Income tax expense—deferred	200,000	—	—	—	200,000	e	90,500	290,500

Total income taxes	200,000	—	—	52,245	252,245			460,000

Minority interest	(99,324)	—	—	—	(99,324	) c	(83,027)	(182,351)

Income from continuing operations	1,520,363	84,222	1,186,095	711,483	3,502,163			2,698,881

Discontinued operations
Loss from operations of discontinued components	(404,687)	—	—	—	(404,687)			(404,687)
Income taxes	—	—	—	—	—			—

Loss from discontinued operations	(404,687)	—	—	—	(404,687)			(404,687)

Net income	1,115,676	84,222	1,186,095	711,483	3,097,476			2,294,194

Preferred stock dividends	(878,843)	—	—	—	(878,843)			(878,843)

Net income applicable to common shareholders	$236,833	$84,222	$1,186,095	$711,483	$2,218,633			$1,415,351

Income (loss) from continuing operations	$0.17							$0.27
Income (loss) from discontinued operations	$(0.04)							$(0.04)
Preferred stock dividends	$(0.10)							$(0.09)

Net income (loss) applicable to common shareholders	$0.03							$0.14

Weighted average shares outstanding	9,128,985							9,978,985

2

VCG Holding Corp

Notes to Unaudited Pro Forma Combined Information

For the Year Ended December 31, 2006

The unaudited pro forma combined financial information gives effect to the following:

The unaudited pro forma combined financial information reflects the following adjustments:

(a)	To add the difference in interest expense for the acquisition loan for the purchase of the Consolidated Restaurants Limited, LLC assets of $72,361 and interest for the acquisition of Denver Restaurant Concepts, LP of $440,139.

(b)	To eliminate the intercompany charges related to Denver Restaurant Concepts, LP and Kentucky Restaurant Concepts, Inc. that are carried on the books of International Entertainment Consultants, Inc. (wholly owned subsidiary of VCG) as management fee income and carried as expenses on the books of Denver Restaurant Concepts, LP and Kentucky Restaurant Concepts, Inc.:

Denver Restaurant Concepts, LP	$466,863
Kentucky Restaurant Concepts, Inc.	338,399

$805,262

(c)	To include the minority expense for 8% of Denver Restaurant Concepts, LP. not purchased by VCG.

(d)	To include income taxes:

Kentucky Restaurant Concepts, Inc.	$117,255

(e)	To include deferred income taxes:

Kentucky Restaurant Concepts, Inc.	$90,500

3

VCG Holding Corp.

Unaudited Pro Forma Statements of Income

For the year ended December 31, 2005

	As reported	Consolidated Restaurants Limited, LLC	Denver Restaurant Concepts, LP	Kentucky Restaurant Concepts, Inc. & Affiliate	Combined		Pro Forma Adjustments	Pro Forma
Revenues
Sales of Alcoholic beverages	$6,125,913	$673,888	$1,731,046	$766,064	$9,296,911			$9,296,911
Sales of food and merchandise	1,114,391	71,046	54,369	260,301	1,500,107			1,500,107
Service revenue	3,545,049	260,869	940,496	820,961	5,567,375			5,567,375
Other	5,068,800	41,989	184,662	807,937	6,103,388	b	(794,663)	5,308,725

Total Revenue	15,854,153	1,047,792	2,910,573	2,655,263	22,467,781			21,673,118

Operating Expenses
Cost of goods sold	2,016,753	276,628	316,171	183,689	2,793,241			2,793,241
Salaries and wages	5,827,683	262,513	643,531	449,347	7,183,074	b	(678,719)	6,504,355
Other general and administrative
Taxes and permits	245,107	55,633	42,793	48,327	391,860			391,860
Charge card and bank fees	219,249	7,344	14,269	15,189	256,051			256,051
Rent	865,039	122,327	191,400	109,800	1,288,566			1,288,566
Legal and professional	576,989	63,639	35,940	117,073	793,641	b	(48,382)	745,259
Advertising and marketing	547,756	70,780	125,539	122,581	866,656			866,656
Other	2,891,441	240,609	461,922	941,260	4,535,232	b	(67,562)	4,467,670
Depreciation & amortization	639,955	27,830	43,741	19,938	731,464			731,464

Total Operating Expenses	13,829,972	1,127,303	1,875,306	2,007,204	18,839,785			18,045,122

Income (loss) from operations	2,024,181	(79,511)	1,035,267	648,059	3,627,996			3,627,996

Other income (expenses)
Interest expense	(1,347,951)	(23,608)	—	—	(1,371,559	) a	(512,500)	(1,884,059)
Interest income	68,534	—	290	—	68,824			68,824
Gain on sale of assets	1,300	—	—	6,604	7,904			7,904
Gain on sale of marketable securities	1,265	—	—	—	1,265			1,265
Bad debt on uncollectable note receivable	—	—	—	—	—			—

Total Other Income (Expenses)	(1,276,852)	(23,608)	290	6,604	(1,293,566)			(1,806,066)

Net income (loss) from continuing operations before income taxes	747,329	(103,119)	1,035,557	654,663	2,334,430			1,821,930

Income tax expense—current	—	—	—	—	—	d	117,255	117,255
Income tax expense—deferred	—	—	—	—	—	e	90,500	90,500

Total income taxes	—	—	—	—	—			207,755

Minority interest	(28,969)	—	—	—	(28,969	) c	(72,489)	(101,458)

Income from continuing operations	718,360	(103,119)	1,035,557	654,663	2,305,461			1,512,717

Discontinued operations
Loss from operations of discontinued components	(303,881)	—	—	—	(303,881)			(303,881)
Income taxes	—	—	—	—	—			—

Loss from discontinued operations	(303,881)	—	—	—	(303,881)			(303,881)

Net income (loss)	414,479	(103,119)	1,035,557	654,663	2,001,580			1,208,836

Preferred stock dividends	(1,685,730)	—	—	—	(1,685,730)			(1,685,730)

Net income (loss) applicable to common shareholders	$(1,271,251)	$(103,119)	$1,035,557	$654,663	$315,850			$(476,894)

Income (loss) from continuing operations	$0.09							$0.16
Income (loss) from discontinued operations	$(0.04)							$(0.03)
Preferred stock dividends	$(0.20)							$(0.18)

Net income (loss) applicable to common shareholders	$(0.15)							$(0.05)

Weighted average shares outstanding	8,477,571							9,327,571

4

VCG Holding Corp

Notes to Unaudited Pro Forma Combined Information

For the Year Ended December 31, 2005

The unaudited pro forma combined financial information gives effect to the following:

The unaudited pro forma combined financial information reflects the following adjustments:

(a)	To add the difference in interest expense for the acquisition loan for the purchase of the Consolidated Restaurants Limited, LLC assets of $66,392 and interest for the acquisition of Denver Restaurant Concepts, LP of $446,108.

(b)	To eliminate the intercompany charges related to Denver Restaurant Concepts, LP and Kentucky Restaurant Concepts, Inc. that are carried on the books of International Entertainment Consultants, Inc. (wholly owned subsidiary of VCG) as management fee income and carried as expenses on the books of Denver Restaurant Concepts, LP and Kentucky Restaurant Concepts, Inc.:

Denver Restaurant Concepts, LP	$471,766
Kentucky Restaurant Concepts, Inc.	322,897

$794,663

(c)	To include the minority expense for 8% of Denver Restaurant Concepts, LP. not purchased by VCG.

(d)	To include income taxes:

Kentucky Restaurant Concepts, Inc.	$132,000

(e)	To include deferred income taxes:

Kentucky Restaurant Concepts, Inc.	$90,500

5